                     PRACTICE MANAGEMENT SERVICES AGREEMENT

                                 BY AND BETWEEN

                NORTHERN METROPOLITAN RADIOLOGY ASSOCIATES, P.C.,

                NORTHERN METROPOLITAN RADIOLOGY ASSOCIATES, P.A.,

               PERSONAL BREAST SERVICES AND ULTRASOUND OF NORTHERN
                               WESTCHESTER, P.C.,

                           NMRA OF CONNECTICUT, P.C.,

                   JEFFERSON VALLEY DIAGNOSTIC IMAGING, P.C.,

                                       AND

                 NORTHERN WESTCHESTER DIAGNOSTIC PARTNERS, P.C.

                                       AND

                       ADVANCED ALLIANCE MANAGEMENT CORP.

                         DATED AS OF SEPTEMBER 17, 1996

                     PRACTICE MANAGEMENT SERVICES AGREEMENT

     AGREEMENT, made as of September 17, 1996, by and between NORTHERN METROPOLITAN RADIOLOGY ASSOCIATES, P.C., a professional corporation organized under the laws of the State of New York ("NMRA"), NORTHERN METROPOLITAN RADIOLOGY ASSOCIATES, P.A., a professional corporation organized under the laws of the State of New Jersey, PERSONAL BREAST SERVICES AND ULTRASOUND OF NORTHERN WESTCHESTER, P.C., a professional corporation organized under the laws of the State of New York, NMRA OF CONNECTICUT, P.C., a professional corporation organized under the laws of the State of Connecticut, JEFFERSON VALLEY DIAGNOSTIC IMAGING, P.C., a professional corporation organized under the laws of the State of New York, and NORTHERN WESTCHESTER DIAGNOSTIC PARTNERS, P.C., a professional corporation organized under the laws of the State of New York (each individually hereinafter called a "P.C." and collectively the "P.C.s")) and ADVANCED ALLIANCE MANAGEMENT CORP., a New York corporation, (hereinafter the "Company").

                                    RECITALS

     WHEREAS, the P.C.s are under common control and have heretofore operated as a combined business entity; and

     WHEREAS, the Company has heretofore provided certain management services to the P.C.s and from and after the date hereof wishes to provide comprehensive medical practice management services, including the leasing or subleasing of space and equipment, consulting, billing, collection and related services (collectively, the "Practice Management Services") and financial services to the P.C.s; and

     WHEREAS, the P.C.s desire to retain the Company to provide Practice Management Services and financial services to the P.C.s.

     NOW, THEREFORE, in consideration of mutual covenants and other good and valuable consideration contained herein, the parties agree as follows:

     1. RECITALS

     1.1 The Recitals set forth above are incorporated herein as though set forth in their entirety.

     2.  COMPREHENSIVE  PRACTICE  MANAGEMENT  SERVICES

     During the term of this Agreement, the Company will provide to the P.C. a comprehensive range of non-medical Practice Management Services, all as described in this Agreement, which the parties agree are sufficient to enable the P.C. to conduct their medical practice (hereinafter the "P.C.s' Practice") and the P.C. shall retain the Company on an exclusive basis (exclusive as to the P.C. themselves as well as to any other person or entity) to provide such services. For purposes of clarification, it is understood that all services, of any nature whatsoever including, without limitation, the providing of clerical, managerial, consulting and receivables processing services, that are to be provided by the Company to the P.C., whether or not specifically described in this Agreement, shall not include services which relate to the providing of medical services.

     2.1 Office Space

     (a) The P.C.s and the Company acknowledge that as of the date of this Agreement, each P.C. is leasing medical office space at such location or locations as is set forth next to such P.C.'s name on Exhibit A annexed hereto (each a "P.C. Office" and collectively the "P.C. Offices") each pursuant to the terms of a lease, a copy of each of which has previously been delivered to the Company (individually an "Existing Lease" and collectively the "Existing Leases").

     (b) Each P.C. agrees that, at the request of the Company, it will seek to obtain the consent of the lessor under its Existing Lease to the assignment of such Existing Lease to the Company for the purposes of the Company providing such P.C. Office to the P.C.s.

     (c) To the extent that the Company should at any time in the future provide the P.C.s with office space (including, without limitation, any P.C. Office) which is available to the Company as owner, lessee, sublessee or assignee, for use by the P.C.s as a medical office (all such office space being hereinafter called "Licensed Office Space"), the P.C.s agree that all of the obligations contained in each such lease, sublease or assignment (an "Overlease") which are imposed upon the Company will be assumed by the P.C.s which hereby agree to assume the same. The P.C.s covenant and agree to fully and faithfully perform the terms and conditions of the Overleases and this Agreement. The P.C.s shall not do or cause to be done or suffer or permit any act to be done which would or might cause any of the Overleases or the rights of the Company, as lessee, sub-lessee or assignee, as the case may be, under the Overleases, to be endangered, canceled, terminated, forfeited, amended, modified or surrendered, or which would or might cause the Company to be in default thereunder or liable for any damage, claim or penalty. The Company shall have no obligation to take any action to enforce or compel performance by any of its landlords and/or lessors and/or assignors of any provision of any Overlease or other agreement and the Company shall not be liable to the P.C.s in the event of its landlords' or lessors' or assignors' default or failure to perform any obligations. The P.C.s agree that if there is any conflict between any of the Overleases and the provisions of this Agreement which would permit the P.C.s to do or cause to be done or suffer or permit any act or thing to be done which is-prohibited by any of the Overleases, then the provisions of the respective Overlease shall prevail.

     (d) Upon the termination of any Existing Lease, the Company will either (i) advise the P.C.s that it will not provide such space to the P.C.s, in which event the P.C.s shall be free to enter into such office space leases as they, in their sole discretion, shall determine or (ii) advise the P.C.s that it will provide space to the P.C.s in which event the Company will either provide the P.C.s with the office space now provided under such Existing Lease or select and provide to the P.C.s comparable Licensed Office Space at a comparable location.

     (e) The Company's provision of Licensed Office Space to the P.C.s, if any, shall include:

          (i) electricity and water for typical medical office requirements;

          (ii) heat or air conditioning, during the appropriate seasons, in conformity with any local, state or federal regulations; and

          (ii) janitorial services as is customary in the location of each such Licensed Office Space.

     (f) The Company agrees that notwithstanding anything contained in sub-paragraph (c) and (d) above, the P.C.s shall not be required to accept any Licensed Office Space from the Company if the rental to be charged to the P.C. for such Licensed Office Space, as provided in this Agreement, is in excess of the then prevailing market rental for substantially similar office space in the area in which such proposed Licensed Office Space is located.

     2.2 Furnishings and Equipment.

     (a) The Company will provide the P.C.s, at the P.C. Offices, with the use of such office furniture and fixtures as have heretofore been provided to the P.C.s, which furniture and fixtures are customary in medical practices similar to that conducted by the P.C.s as the same may hereafter be altered from time to time (the "Furnishings");

     (b) The Furnishings provided by the Company to the P.C.s at the P.C. Offices shall remain at all times the property of the Company whether owned or leased by the Company and the P.C.s shall not pledge, lend, create a security interest in, assign, sublease or part with possession of the Furnishings or any part thereof or attempt in any other manner to altar, modify, dispose of the Furnishings or remove the Furnishings or any part thereof from the P.C. Offices, without the Company's prior written consent, or take any other action which would adversely affect the Company's title to or interest in the Furnishings. The P.C.s will promptly discharge, at theirs own expense, any lien or encumbrance on the Furnishings which shall arise, unless same shall have been created by the Company. The P.C.s agree to sign a UCC Form 1 Financing Statement and any applicable future continuation statements to reflect that the Furnishings are the property of the Company and also authorizes the Company to file such statements without its signature.

     (c) The Company will provide the P.C.s at the P.C. Offices with use of such equipment as has heretofore been provided to the P.C.s, which equipment is customary in medical practices similar to that conducted by the P.C.s as the same may hereafter be altered from time to time (the "Equipment").

     (d) The Equipment provided by the Company to the P.C.s at the P.C. Offices shall remain at all times the property of the Company even if installed in or attached to real property and whether owned or leased by the Company. The P.C.s shall not pledge, lend, create a security interest in, assign, sublease or part with possession of, the Equipment or any part thereof or attempt in any other manner to alter, modify, dispose of or remove the Equipment or any part thereof from the P.C. Offices, without the Company's prior written consent, or take any other action which would adversely affect the Company's title to or interest in the Equipment. The P.C.s shall promptly discharge, at its own expense, any lien or encumbrance on the Equipment which shall arise, unless the same shall have been created by the Company. The P.C.s agree to sign a UCC Form 1 Financing Statement and any applicable future continuation statements to reflect that the Equipment is the property of the Company.

     (e) The P.C.s shall cause the Equipment to be operated in accordance with any applicable manufacturer's manual of instructions and only by competent and qualified personnel.

     (f) THE COMPANY HEREBY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE EQUIPMENT, AND THE FURNISHINGS, EXPRESS, IMPLIED OR OTHERWISE, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     (g) The P.C.s agree to use the Furnishings and Equipment only for the purposes described in this Agreement and in accordance with applicable laws and regulations.

     (h) The Company shall be responsible, at its expense, to repair and/or maintain the Furnishings and Equipment in good working order except for repairs caused by the willful misconduct, negligence or misuse of the Furnishings or Equipment by the P.C.s or their agents or subcontractors. All such repairs and maintenance shall be provided by the Company, by its own employees, agents or subcontractors, upon the request of the P.C.s.

     2.3 Supplies

     The Company will provide the P.C.s with such medical and office supplies (hereinafter the "Supplies") that are reasonably necessary for the day-to-day operation of the P.C.s.

     2.4 Personnel Services

     (a) The Company will provide the P.C.s with such clerical personnel and other non-medical personnel such as, for example, secretaries, receptionists, file clerks, administrators, etc. ("Non-Medical Personnel") as may be reasonably required to perform necessary services for the P.C.s.

     (b) Non-Medical Personnel will be selected and assigned to the P.C.s on an as-needed basis as reasonably agreed to by the parties.

     (c) The Company will be responsible for the salary, withholding taxes, compensation insurance, disability insurance, medical/health insurance and other fringe benefits of the Non-Medical Personnel provided by the Company to the P.C.s.

     (d) The P.C.s acknowledge that the Non-Medical Personnel provided by the Company under this Agreement may, from time to time, perform services for other clients of the Company. Nothing in this Agreement, express or implied, shall prevent the Company from providing the services of such personnel to its other present or future clients or using them for its own purposes.

     (e) The Company will not provide Non-Medical Personnel on the holidays listed below and also reserves the right to modify or substitute on five (5) days notice the list of holidays on which services will not be provided:

     1. New Year's Day                         6. Independence Day
     2. Martin Luther King Day                 7. Labor Day
     3. President's Day  .                     8. Yom Kippur
     4. Good Friday                            9. Thanksgiving Day
     5. Memorial Day                          10. Christmas Day

     Should the P.C.s require Non-Medical Personnel on any of the 10 holidays set forth above, it shall notify the Company in writing seven (7) business days in advance of the P.C.s' clerical needs. In such event, the Company will use its best efforts to supply holiday Non-Medical Personnel as requested by the P.C.s.

     2.5 Managerial and Administrative Services.

     Unless otherwise set forth in this Agreement, the Company will provide all non-medical managerial and administrative services as may be reasonably required by the P.C.s such as, for example, office administrative services, general administrative services and fiscal management services.

     3. CONSULTING SERVICES

     3.1  The  Company  may  provide  to  the  P.C.s  the   following   services
("Consulting Services") as may be agreed to in the future by the parties:

     (a) review and analysis of available health insurance plans with special emphasis on managed care/self insurance plans (hereinafter "Managed Care") which can utilize the services of a P.C. as a provider;

     (b) personal contact with representatives of Managed Care payors to advise them of the expertise and quality of a P.C.'s Practice;

     (c) preparation of a P.C.'s applications to the Managed Care and Indemnity payers including preparation of such P.C.'s clinical outcome data needed by payers to determine whether to contract with such P.C.;

     (d) consultation with the P.C.s regarding the fees the P.C.s should accept from Managed Care, Indemnity and capitated payors; and, subject to the P.C.s' approval, negotiation of such reimbursement rates;

     (e) assistance to a P.C. in negotiation of Managed Care and Indemnity Provider Agreements;

     (f) assistance to the P.C.s in evaluating potential additional sources of patients;

     (g) assistance to the P.C.s in evaluating and developing areas in which the P.C.s can expand the P.C. s' Practice;

     (h) evaluation of new technologies, methods and equipment;

     (i) assistance in developing Quality Assurance and Utilization Review programs;

     (j) development of programs, including, but not limited to, the formulation and production of seminars and/or lectures, whereby the expertise of the P.C.'s physicians and its quality practice can be made known to the medical professions and the communities in which the P.C. practices;

     (k) consultation with the P.C.s concerning the feasibility/profitability of establishing new office locations for the P.C.s and assistance in (i) identifying suitable locations; (ii) negotiating purchase contracts or leases; (iii) supervising renovations/constructions; and (iv) integrating new offices into the P.C.'s operation;

     (l) consultation with the P.C.s regarding practice acquisition targets including (i) identification of medical practices available for purchase; (ii) due diligence reviews; (iii) negotiation of the purchase contract; and (iv) assistance in the integration of the acquired practice;

     (m) production of strategic business plans for the P.C.s; and

     (n) assistance in the development of community service programs.

     4. BILLING AND COLLECTION AND ARBITRATION SERVICES

     4.1 The Company will provide the P.C.s with billing and collection services for all medical services rendered by the P.C.s.

     (a) The P.C.s agree that during the term of this Agreement, they will provide the Company with billing and collection information relevant to all claims and/or billings for all medical services rendered by the P.C.s (the "Claims").

     (b) The Company will be responsible for the complete processing of all Claims in connection with the P.C. s' Practice. Where appropriate, the Company shall establish internal procedures at the P.C. Offices for the purpose of assuring the accurate and timely gathering of billable information.

     (c) The Company agrees, in a manner consistent with industry practices, to render bills on behalf of the P.C.s and thereafter seek to collect said accounts, exercising due care, skill and ability. The Company will also bill and use appropriate efforts to collect all patient deductibles and co-payment amounts.

     (d) The Company shall maintain accurate records of all transactions which will be available during normal business hours for inspection by the P.C.s or its duly authorized representative upon reasonable notice to the Company.

     (e) The Company shall at all times conform with all applicable federal, state and local laws, rules and regulations and shall modify its service in the event of any change in such laws, rules and regulations.

     (f) The Company agrees to keep all information obtained from the P.C.s concerning identifiable patients and their diagnosis/treatment/evaluation confidential except for disclosures required for billing purposes or where required by law or subpoena.

     (g) All Claims submitted by the Company will be in the name of a P.C. The P.C.s agree that remittances and all other proceeds of accounts receivable generated by the P.C.s shall be remitted to a post office box maintained by the Company on behalf of the P.C.s or to such other address as the parties may hereafter agree upon. All monies and instruments collected by the Company on behalf of the P.C.s will be deposited into a segregated operating account for the P.C.s (the "Segregated Account") (it being understood that a separate account may be required for each P.C. (a "Separate Account") in which case the funds deposited in each such account will be immediately transferred to the Segregated Account); and in connection therewith, the P.C.s hereby authorize the Company to endorse all such checks with the appropriate P.C. name for deposit to the Segregated Account (or, if required, a Separate Account). In the event any payment, proceed or instrument in payment of services or accounts receivable related to the P.C.s' Practice is received directly by the P.C.s, the same shall be immediately remitted to the Company for deposit into the Segregated Account.

     (h) The P.C.s agree that the Company may designate two individuals who will have signature authority over the Segregated Account and the P.C.s further agree that the Company may make payments on behalf of the P.C.s from the Segregated Account for obligations of the P.C.s, which obligations shall include the fees to be paid to the Company pursuant to this Agreement.

     (i) The Company hereby agrees with the P.C.s that, to the extent that at any time the cash in the Segregated Account is insufficient to pay the currently due obligations of the P.C.s, the Company will pay such obligations in the following order: (1) all operating expenses of the P.C.s (including, without limitation salaries of non-shareholders employees of the P.C.s, malpractice insurance, and the amount due to the Company pursuant to Section 6.1(a) hereof) and all debt obligations to third parties, (2) the salaries and benefits due to those employees of the P.C.s who are also shareholders of the P.C.s (the "Shareholder Employees") but only up to the amount due to such Shareholder Employees pursuant to the employment agreements between NMRA and such Shareholder Employees, copies of which are annexed hereto, (3) the Initial Fee or the New Fee, as the case may be, due to the Company, and (4) all other obligations, if any, of the P.C.s. Notwithstanding the foregoing, the obligation of the P.C.s to pay to the Company any and all fees due to the Company pursuant to this

Agreement, including, without limitation, the Initial Fee and/or the New Fee, shall remain an obligation of the P.C.s until paid.

     4.2 The Company shall, at the request of the P.C.s, submit claims of the P.C.s for payment of its services to arbitration, prepare all documents necessary in connection therewith and interface on behalf of the P.C.s with counsel if same is retained in connection with any such arbitration.

     5. WORKING CAPITAL ADVANCE

     5.1 Upon written request of the P.C.s, the Company may, in its sole discretion, advance monies to the P.C.s for purposes of working capital (the "Working Capital Advance").

     5.2 Upon written request for the Working Capital Advance, the P.C.s will provide the Company with:

     (a) a statement that the proceeds of the Working Capital Advance will be used solely by the P.C.s for their medical practice; and

     (b) a statement as to the exact use of the Working Capital Advance.

     5.3 Upon review of a request for a Working Capital Advance and the financial records and reports of the P.C.s, the Company will determine whether and upon what terms it will approve such Working Capital Advance. The Company's determination to make the Working Capital Advance requested will be based upon such factors as it determines are reasonable and appropriate, including but not limited to, the following: (i) the purpose of the request; (ii) the financial condition of the P.C.s at the time of the request; (iii) the prevailing economic conditions; (iv) interest rates; (v) the availability of capital to the Company on reasonable terms and (vi) a business plan and budget of the P.C.s for the following calendar year. If the request for the Working Capital Advance is granted, the parties agree to negotiate in good faith mutually agreeable terms for the repayment of the Working Capital Advance and the P.C.s agree to execute such documents as are customary to document such transaction. If the request for a Working Capital Advance is denied, such denial will not constitute a breach of this Agreement. The repayment of a Working Capital Advance will be in addition to any fees due the Company pursuant to Paragraph 6 of this Agreement.

     6. COMPENSATION

     6.1 For the services to be provided by the Company to the P.C.s pursuant to Sections 2 and 4 of this Agreement at, or in respect of, the operation of the P.C. Office, the P.C.s will pay to the Company (a) on a weekly basis, in arrears, an amount equal to the actual cost to the Company of providing all such services to the P.C.s, which costs shall include, without limitation, the salaries and benefits of the Non-Medical Personnel, the cost of Supplies, the rent payable for Licensed Office Space if any, etc. plus (b) on a monthly basis in advance $133,000 per month (such $133,000 being hereinafter called the "Initial Fee").

     6.2 The parties agree that the Initial Fee has been determined based upon the management services required by the current operations of the P.C.s and, therefore, the parties agree that the Initial Fee shall be subject to adjustment on each January 1st during the term of this Agreement beginning on January 1, 1998. In contemplation thereof, the parties agree that at least thirty (30) days prior to each January 1st during the term of this Agreement (beginning with January 1, 1998) the P.C.s and the Company shall meet for the purposes of agreeing upon a new Initial Fee for the ensuing calendar year (the "New Fee"). If the P.C.s and the Company cannot agree on a New Fee then, and in such event, the Initial Fee or the New Fee, as the case may be, then being charged by the Company to the P.C.s shall be increased for the following year by the greater of (a) 15% or (b) the cost of living adjustment as determined by the U.S. Labor Department, Bureau of Labor
Statistics for All Urban Consumers for the New York Metropolitan Area for "Medical Care" for the previous calendar year.

     6.3 If any of the P.C.s should open an additional office and if the P.C.s and the Company shall not have previously agreed to amend this Agreement to cover the providing of Practice Management Services to the P.C.s at such office, then, and in such event, the Company may, at its sole discretion, advise the P.C.s that it has elected to provide to the P.C.s those Practice Management Services which the Company is then providing to the P.C.s and the P.C.s shall pay to the Company for the provision of such Practice Management Services the actual cost to the Company for the providing of such services plus 20%.

     6.4 In connection with the Company providing to the P.C.s Consulting Services pursuant to Section 3 of this Agreement, the parties agree that the P.C.s will pay the Company the amount which has been agreed upon by the P.C.s and the Company with respect to the provision of any such Consulting Services within ten (10) days of the Company rendering an invoice to the P.C.s. with respect thereto; it being understood that if the P.C.s and the Company cannot agree on the amount to be paid by the P.C.s for the provision of any of such Consulting Services, then the Company shall not be obligated to provide such Consulting Services to the P.C.s.

     7. TERM

     This Agreement shall be effective for a term of thirty (30) years, commencing the 1st day of September, 1996 and ending the 31st day of August, 2026, unless earlier terminated in accordance with this Agreement.

     8. TERMINATION BY THE COMPANY

     8.1 Notwithstanding Paragraph 7 above and subject to the notice and cure provisions of sub-paragraph (k) hereof, the Company has the option to terminate this Agreement upon or following the occurrence of any of the following events:

     (a) the failure of the P.C.s to make timely payment of any Fee due the Company as set forth in Paragraph 6;

     (b) the failure of the P.C.s to make timely repayment of the Working Capital Advances as set forth in Paragraph 7.3;

     (c) failure of the P.C.s to maintain professional liability insurance as provided in Paragraphs 19.4, l9.5 and 19.6 of this Agreement;

     (d) final action by the New York State Board of Regents resulting in the revocation or suspension of the license to practice medicine in New York of a majority of the shareholders of NMRA;

     (e) the surrender of license to practice medicine in New York by all shareholders of NMRA.;

     (f) the death of all shareholders of NMRA;

     (g) the failure of NMRA to practice medicine for a period of ten (10) consecutive business days;

     (h) the dissolution of NMRA;

     (i) the bankruptcy or insolvency of NMRA;

     (j) assignment other than as permitted by Paragraph 30.1;

     (k) material breach of this Agreement by the P.C.s with such breach continuing for forty-five (45) days after written notice to the P.C.s by or on behalf of the Company stating the nature of the breach, provided however, that if the breach is not capable of cure within said forty-five (45) day period, then the P.C.s shall have such time as is reasonably necessary to cure such breach provided that the P.C.s commence action to cure the breach within the forty-five (45) day notice period and continues diligently to attempt to cure such breach.

     9. DAMAGES

     If any act described in Paragraph 8 above shall occur and if the same shall result in the Company terminating this Agreement, the P.C.s shall (a) be liable to the Company in an amount equal to the sum of all amounts which remain payable by the Company for any contractual obligations which the Company incurred or for which it may remain liable in order to meet the Company's performance obligations under this contract and (b) pay the Company liquidated damages in the agreed upon amount of (i) $5,950,000 if the termination occurs prior to September 1, 1997, (ii) $5,100,000 if the termination occurs on or after September 1, 1997 and prior to September 1, 1998, (iii) $4,250,000 if the termination occurs on or after September 1, 1998 and prior to

September 1, 1999, (iv) $3,400,000 if the termination occurs on or after September 1, 1999 and prior to September 1, 2000; (v) $2,550,000 if the termination occurs on or after September 1, 2000 and prior to September 1, 2001,
(vi) $1,700,000 if the termination occurs on or after September 1, 2001 and prior to September 1, 2002, and (vii) $850,000 if the termination occurs on or after September 1, 2002 and prior to September 1, 2003. The liquidated damages are predicated upon (i) the initial significant investment made by the Company in staffing and providing the services described in this Agreement; (ii) the loss of future profits; (iii) the loss of other corporate opportunity; and (iv) shall in no event be deemed to be a penalty.

     10. RIGHTS UPON TERMINATION

     10.1 Upon termination or non-renewal of this Agreement, the P.C.s shall:

     (a) quit and peacefully vacate all Licensed Office Space and surrender to the Company any and all Furnishings, Equipment, or other items provided by the Company in good order and condition (reasonable wear and tear resulting from their proper use alone excluded). Upon or at any time after any such termination or non-renewal, the Company may, without further notice, enter upon and re-enter all Licensed Office Space and possess and repossess itself thereof, by force, summary proceedings, ejectment or otherwise, and may dispossess and remove the P.C.s, their property and personnel and all other persons and property from the Licensed Office Space. The P.C.s. hereby expressly waive, so far as permitted by law, the service of any notice of intention to re-enter provided for in any statute, or of the institution of legal proceedings to that end.

     (b) cease and desist from all use of the Company's logo and Confidential Information (as defined in paragraph 16.1) in any way, and deliver to the Company, or its duly authorized representatives, all materials and papers which may contain the Company's logo or constitute the Company's Confidential Information.

     (c) refrain from using, without the Company's prior written consent, the Company logo, or name or any word or mark which is likely to be similar to or confusing with the Company's logo or name.

     10.2 The P.C.s agree that continued use of the Company's logo or the use by the P.C.s of the Company's Confidential Information at the termination or expiration of this Agreement will result in immediate and irreparable damage to the Company and to the rights of other clients of the Company for which there is no adequate remedy at law. In this regard, the P.C.s agree that the Company shall be entitled to equitable relief by way of injunction and such other relief any court with jurisdiction may deem just and proper. Additionally, the P.C.s agree that pending such a hearing and the decision on the application for such permanent injunctive relief, the Company shall be entitled to a temporary restraining order, without prejudice to any other remedy available to the Company. Furthermore, all such remedies hereunder shall be at the expense of the P.C.s.

     10.3 The parties agree that subsequent to the termination of this Agreement and until all sums due to the Company from the P.C.s have been paid in full, the Company shall have the option to collect the P.C.s' outstanding receivables up to the amount due and payable to the Company by the P.C.s and to apply the proceeds thereof to the payment of all sums due to the Company from the P.C.s. Upon such payment in full, the Company shall terminate its security interest in the remaining accounts receivable of the P.C.s.

     10.4 The provisions of this Paragraph 10 shall survive termination of this Agreement and shall in no event be construed to be an exclusive remedy of the Company and such remedy shall be held and construed to be cumulative and not exclusive of any rights or remedies, whether in law or in equity, otherwise available under the terms of this Agreement or under federal, state and local statutes, rules and regulations.

     11. SECURITY INTEREST

     11.1 As security for the full and timely payment of all amounts which may at any time and from time to time be owed by the P.C.s to the Company pursuant to this Agreement or otherwise, the P.C.s hereby grant to the Company (a) a first senior and continuing security interest in all of the P.C.s' past, present and future accounts, accounts receivable, contract rights and reimbursement rights (the "General Receivables and Rights") and (b) the proceeds thereof. The General Receivables and Rights are collectively referred to herein as the "Collateral." In order to implement the foregoing, the P.C.s agrees to sign a UCC Form 1 Financing Statement and any future updates and/or continuation statements and also authorizes the Company to file such instruments without its signature.

     11.2 The P.C.s shall at all times keep the Collateral free and clear of all liens and encumbrances except liens created by the Company's security interest in the General Receivables and Rights.

     11.3 The P.C.s agree from time to time, at the sole expense of the P.C.s, to promptly execute and deliver all further instruments and documents, and take all further action that may be necessary, or that the Company may request, in order to perfect any security interest granted by the P.C.s herein or to enable the Company to exercise and enforce its rights and remedies hereunder with respect to the Collateral. Without limiting the generality of the foregoing, the P.C.s shall execute and file such security agreements, financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Company may request, in order to perfect and preserve the security interests granted herein by the P.C.s to the Company. Notwithstanding the foregoing, the P.C.s also authorize the Company to file any such instruments without their signature.

     11.4 The occurrence of any of the events set forth in Paragraph 10 which gives rise to the Company's right to terminate this Agreement, shall constitute a default hereunder (a "Default"). So long as no Default has occurred, the P.C.s shall be entitled to receive all proceeds received in respect to the Collateral. Upon the occurrence of a Default, all rights of the P.C.s with the respect to the Collateral shall cease and the Company shall have the exclusive right and authority to receive all amounts paid in respect of the Collateral. In connection therewith, the P.C. irrevocably authorizes the Company to notify any or all of the P.C.s' obligors (including, but not limited to, patients and third-party payers) to make payment directly to the Company.

     11.5 Upon Default, in addition to all rights and remedies set forth in this Agreement, the Company may exercise from time to time any rights and remedies available to it by law or in equity, including the rights and remedies set forth in the Uniform Commercial Code as in effect from time to time in New York.

     11.6 In the event of Default, the Company shall have the right, in the name, place and stead of the P.C.s, to execute the necessary endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Collateral and the proceeds thereof. The foregoing grant of authority is irrevocable and coupled with an interest.

     11.7 If the Company and the P.C.s should reasonably determine that the P.C.s require a loan for the purposes of working capital (a "Working Capital Loan") and if the Company shall have elected not to provide the P.C.s with a Working Capital Advance, then, and in such event, as long as no Default shall have occurred and then be continuing, the Company agrees with the P.C.s that the Company will subordinate its security interest in the Collateral to any person or entity which provides the P.C.s with a Working Capital Loan.

     12. MEDICAL RECORDS

     12.1 The P.C.s will maintain medical records regarding all patients of the P.C.s' Practice as required by the laws of the State of New York and by the rules and regulations of third-party payers, commercial insurers, health care plans or organizations and in accordance with good medical practice. All records at the P.C. Offices relating to the P.C.s' practice and its patients shall remain the sole property of the P.C.s. All records relating to the services of the Company which are created and maintained by the Company, shall remain the sole property of the Company. The parties shall permit each other access during normal business hours to such books and records upon reasonable notice.

     13. FISCAL MATTERS

     13.1 The P.C.s shall have no responsibility or liability for any taxes or governmental obligations imposed upon the Company, which shall be the sole obligation of the Company.

     13.2 The Company shall have no responsibility or liability for any taxes or governmental obligations imposed upon the P.C.s, which shall be the sole obligation of the P.C.s.

     14. INDEPENDENT CONTRACTOR

     14.1 The Company and the P.C.s acknowledge that the relationship between them is that of independent contracting parties whereby the P.C.s are purchasers and the Company is an independent contractor engaged in the business of selling non-medical, practice management and financial services. Nothing contained herein shall be construed to create an employer-employee or master-servant relationship.

     14.2 The P.C.s acknowledge that the Company has the right as an independent contractor to affiliate or contract with any other person or entity and nothing contained herein shall be construed as limiting that right.

     15. INTENT OF THE PARTIES; CHANGE IN LAW

     15.1 Neither the Company nor any of its personnel shall undertake or be deemed to undertake the practice of medicine or provide medical services or medical advice to the P.C.s or their patients in the performance of services and other obligations under this Agreement. The Company is not authorized to engage in any activity which may be construed or deemed under any existing or future law or regulation to constitute the practice of medicine, the ownership or operation of a medical practice, or the operation of a health care facility. To the extent that any acts of the Company required by any provision of this Agreement shall be construed or deemed to constitute the practice of medicine, the ownership or operation of a medical practice, or the operation of a health care facility or if any acts of the P.C.s under any provision of this Agreement shall be construed or deemed to involve an act or service which may only be performed by a clinic, diagnostic and treatment center or other health facility, said provision shall be void ab initio or from the date of adoption of such law or regulation, as the case may be, and the performance of said act or service shall be deemed waived.

     15.2 The P.C.s shall be solely responsible for: (a) all aspects of the medical care delivered by the P.C.s; (b) the selection, supervision, direction, contracting and employment, hiring and firing of health care professionals, including all physicians, licensed or certified technicians and providers of medical or nursing services (hereinafter, collectively the "Health Professionals"); (c) establishing general operating policies and procedures of the P.C.s; and (d) all professional and ethical affairs of the

P.C. Practice. The P.C.s shall be solely responsible for the determination and payment of compensation and fringe benefits to Health Professionals who are its employees or independent contractors. The P.C.s agree to hire or engage only duly licensed and qualified Health Professionals.

     15.3 If in the opinion of counsel to the Company this Agreement, in whole or in part, is deemed to be in violation of any future federal, state or local statute, rule or regulation, the Company may, without electing an exclusive remedy, (i) terminate this Agreement upon written notice which sets forth counsel's opinion as to the effect of any newly enacted statute, rule or regulation upon this Agreement and that the Agreement, in whole or in part, violates such statute, rule or regulation; or (ii) demand that the Agreement be re-negotiated in order to conform to any newly enacted statute, rule or regulation.

     16. CONFIDENTIALITY/NON-SOLICITATION/NONDISCLOSURE

     16.1 The P.C.s recognize and acknowledge that the methods, techniques, controls, programs, management and financial strategies utilized by the Company constitutes proprietary information of the Company (and not already in the public domain) and is hereinafter referred to as Confidential Information.

     16.2 The P.C.s agree that without the prior written approval of the Company, the P.C.s. will not at any time, whether during or after the termination of this Agreement, disclose to any person or use for its own benefit, except in the course of duties as contemplated by this Agreement, such Confidential Information or use or permit any person to examine, copy or duplicate any Confidential Information furnished to the P.C.s by the Company and at the request of the Company and in any event upon the termination of this Agreement, the P.C.s will return to the Company all Confidential Information, as well as any copies or information derived therefrom. This provision shall survive the termination of this Agreement.

     16.3 During the term of this Agreement and for one (1) year after its termination for any reason, any person who has been a shareholder any of the P.C.s at any time during such period shall not, directly or indirectly, induce, attempt to induce, or aid others in inducing, any person in the employ of the Company to leave the Company's employment. The P.C.s also agree not to employ or affiliate or contract with, or enter into any business or financial agreement with, any employee of the Company during the period which such person is employed by the Company and for a period of one (1) year following said employee's termination of employment with the Company. This provision shall survive the termination of this Agreement.

     16.4 The Company agrees that it will not disclose the treatment and/or diagnosis of any identifiable patient of the P.C.s to any third person except in the course of its duties or where required by law and the Company agrees to similarly instruct its employees.

     16.5 The parties acknowledge that disclosure of any Confidential Information or breach of any part of this Paragraph will give rise to irreparable injury which will be inadequately compensable in damages.
Accordingly, either party may seek and obtain injunctive relief against the breach or threatened breach of this Paragraph in addition to any and all other legal remedies that may be available. In addition to any other relief or damages to which a party may be entitled, the successful party shall be entitled to recoup the expenses of reasonable legal fees in any action brought to enforce any provision of this Paragraph.

     16.6 If any provision contained in this Paragraph or anywhere in this Agreement shall be deemed by any court of competent jurisdiction to be invalid, illegal or unenforceable, then such provision shall be modified so as to make it valid, legal and enforceable to the fullest extent permitted by law, and the parties agree that such paragraph or provision shall be enforceable to such extent.

     17. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE P.C.s

     The P.C.s represent, warrant and covenant to the Company that:

     17.1 Each P.C is a professional corporation duly organized, validly existing and in good standing under the laws of the State of its organization and duly authorized to practice medicine. The following persons are the only persons who own shares in any of the P.C.s: Joseph Zipparo, Louis Germaine, Marc Hertz, Stephen H. Robinson, Michael Mechlin, Bob Greenwald, Sam Mayerfield, Carl Tack, Robert Diamond, Allan R. Keil, Peter Waxman, and Rafael Vazquez (the "P.C. Shareholders").

     17.2 The execution and delivery of this Agreement by the P.C.s and the performance of their duties hereunder (a) have been duly authorized by all necessary corporate action, and this Agreement constitutes the valid and binding obligation of the P.C.s, enforceable against the P.C.s in accordance with its terms and (b) will not violate or conflict with the Certificate of Incorporation or By-laws of any of the P.C.s and will not result in a breach of or constitute a default under any agreement or instrument to which the P.C.s or any of their officers, directors or shareholders may be a party or by which any of them may be bound or affected.

     17.3 The P.C.s, their employees and professional subcontractors, if any, shall, at all times during the term of this Agreement, be duly licensed as required by the State of New York and comply with all applicable laws and regulations relating to the operation of its medical practice.

     17.4 The P.C.s agree and covenant to maintain, at its sole cost and expense, medical malpractice insurance in the minimum amount of $1 million per occurrence and $3 million in the aggregate during the term of this Agreement or if such insurance is not readily available, the P.C. Shareholders shall name the P.C.s on their individual malpractice policies as an additional insured. The P.C.s shall provide the Company with a copy of such policy or policies. The policy shall provide for at least thirty (30) days advance written notice from the insurer to the Company of any alteration, cancellation or termination of the foregoing coverage.

     17.5 The P.C. covenant and agree to require all physicians hired or contracted by it and who perform services for the P.C.s, at their own cost and expense or at the cost and expense of the P.C., to maintain malpractice insurance in the minimum amount of $1 million per occurrence and $3 million in the aggregate. The P.C.s shall require that the malpractice policies maintained by its physicians provide for thirty (30) days advance written notice to the P.C.s from the insurer of any alteration, cancellation or termination of the foregoing coverage. In the event of receipt of such notice, the P.C.s shall immediately advise the Company of any such alteration, cancellation or termination of malpractice coverage.

     17.6 The P.C.s covenant and agree to require all Health Professionals, other than physicians hired by the P.C.s to perform services for the P.C. to maintain (at their own cost and expense or at the cost and expense of the P.C.) professional liability insurance as is customary in the Westchester County area. The P.C.s shall require that the professional liability insurance policies maintained by Health Professionals provide for thirty (30) days advance written notice to the P.C.s from the insurer of any alteration, cancellation or termination of the foregoing coverage. In the event of receipt of such notice, the P.C.s shall immediately advise the Company of any such alteration, cancellation or termination of malpractice coverage.

     17.7 The P.C.s covenant and agree to maintain at its expense general casualty and liability insurance in amounts customary for medical practices such as the P.C.s which shall cover all risks of physical loss or damage to Licensed Office Space, Furnishings and Equipment and all risks of liability for bodily injury and property damage resulting from the operation of any Equipment at the P.C. Offices and of damages, destruction and loss of use of property of third parties resulting therefrom and all risks of liability for bodily injury and property damage from any condition of the Licensed Office Space. The casualty and liability insurance shall specify the Company as a named insured and provide for thirty (30) days advance written notice to the Company from the insurer of any alteration, cancellation or termination of the foregoing insurance coverage. In the event of receipt of such notice, the P.C.s shall immediately advise the Company of such alteration, cancellation or termination.

     17.8 The P.C.s agree and covenant to comply with all OSHA, New York State Department of Health and other applicable governmental regulations as pertain to a medical practice.

     17.9 The P.C.s agree and covenant to have all patients assign the right of collection from carriers and participating health care organizations, where appropriate, to the P.C.s or their agent.

     18. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

     The Company represents, warrants and covenants to the P.C.s that:

     18.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.

     18.2 The execution and delivery of this Agreement by the Company and the performance of its duties hereunder: (a) have been duly authorized by all necessary corporate action, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms and (b) will not violate or conflict with any provision of law or of the Company's Certificate of Incorporation or By-laws and will not result in a breach of or constitute a default under any agreement or instrument to which the Company or any of its officers, directors or shareholders may be a party or by which any of them may be bound or affected.

     18.3 The Company agrees to maintain or cause to be maintained in the name of the Company at its expense insurance covering: (a) all risks of physical loss or damage to the Furnishings and Equipment; (b) liability for bodily injury and property damage resulting from the operation of any of the Equipment at the P.C. Offices and for damage, destruction and loss of use of property of third parties resulting therefrom; and (c) all risks of liability for bodily injury and property damage from any condition of the Licensed Office Space with such insurance companies and in such amounts as the Company shall deem appropriate, naming the appropriate P.C.s as additional insured and furnishing such P.C. with a Certificate of Insurance upon such P.C. s' request.

     18.4 The Company agrees to maintain the Licensed Office Space, Furnishings and Equipment in good condition and repair, reasonable wear and tear from normal use excepted. Whenever possible, the Company shall arrange for routine maintenance, on seven (7) days advance notice to the P.C.s and at a time and manner that is not disruptive to the P.C.s' Practice, all repairs of Equipment other than those necessitated by the P.C. s willful misconduct or misuse of the Equipment will be performed as soon as practicable. The Company shall arrange for emergency repairs to be performed as promptly as practicable.

     19. INDEMNIFICATION

     19.1 The P.C.s shall indemnify, protect and hold harmless the Company, its shareholders, officers, directors, employees, agents, successors, subsidiaries, affiliates and assigns from and against the defense and any and all losses, including legal expenses, damages (direct and consequential), injuries, claims, demands, costs and expenses, including legal expenses, of whatsoever nature, arising out of or in connection with or incidental to: (a) the conduct of its medical practice, (b) any breach of this Agreement by the P.C.s or any of its shareholders, and (c) the use or operation by the P.C.s' employees, agents, patients or invitees of any item of Equipment, Furnishings or supplies and its use and occupancy of the Licensed Office Space regardless of where, how and by whom used or operated.

     19.2 The Company will indemnify and hold the P.C.s and their shareholders harmless from and against any and all losses, including legal expenses, damages, injures, claims, demands, costs and expenses of whatsoever nature arising out of or in connection with (a) any breach of this Agreement by the Company; and (b) any gross negligence or willful misconduct of the Company in the performance of its obligations under this Agreement.

     19.3  The  provisions   contained  in  this  Paragraph  shall  survive  the
termination of this Agreement.

     20. NON-COMPETITION AND RESTRICTIVE COVENANT

     20.1 Throughout the term of this Agreement including any renewal or other extension thereof, and for an additional period of three (3) years following termination of this Agreement for any reason except with the prior written consent of the Company, neither the P.C.s nor the P.C. Shareholders will directly or indirectly own, manage, operate, join, control or participate in the ownership, management, operation or control of, or have an interest in or a financial relationship with, or be connected in any manner with any business which is directly or indirectly competitive with the business of the Company.

     20.2 The provisions of Paragraph 20.1 shall not apply if the Company terminates this Agreement, other than as a result of a breach by the P.C.s.

     20.3 In order to give the language in Paragraph 20.1 effect, the P.C.s agree to place the restrictions contained in Paragraph 20.1 in all contracts and agreements with the P.C. Shareholders, including, without limitation, any employment agreements with such P.C. Shareholders.

     20.4 The P.C.s agree that it will not issue any shares of its capital stock to any person unless such person agrees, in writing, with the Company, to be bound by those provisions of this Agreement which are binding upon the P.C. Shareholders.

     20.5 The parties agree that the provisions of this Paragraph 20 are necessary and reasonable to protect the Company in the conduct of its business. The P.C.s agree that any remedy at law for any breach of the foregoing covenants may be inadequate and that the Company will be entitled, at its election, to injunctive relief to enjoin any violation, threatened or actual, of this Paragraph 20.

     20.6 The parties agree that if any restriction contained in this Paragraph 20 shall be deemed to be invalid, illegal or unenforceable by reason of the extent, duration, geographical scope, or other provisions hereof' the court shall reduce same only to the extent necessary in order for same to be enforceable, and in its reduced form, such restriction shall then be enforceable in the manner contemplated hereby.

     20.7  The   provisions   contained  in  this  Paragraph  20  shall  survive
termination of this Agreement for a period of three (3) years following such termination.

     21. FORCE MAJEURE

     Neither party shall be liable for or deemed to be in default for any delay or failure to perform any act under this Agreement (other than the payment of money) resulting, directly or indirectly, from Acts of God, civil or military authority, acts of public enemy, war, accidents fires, explosions, earthquake, flood, failure of transportation, strikes or other work stoppages by either party's employees, or any other cause beyond the reasonable control of such party.

     22. REMEDIES OF THE P.C.s

     (a) All services provided by the Company pursuant to this Agreement are furnished without warranty. The P.C.s' sole monetary remedy, and the Company's sole monetary obligation, for any failure to render any service, or any error or omission or any delay or interruption with respect thereto, is limited to an adjustment to the P.C.s of the fee otherwise payable hereunder in an amount equal to the fair market value of such services for the period during which the failure, delay or interruption occurred. With the sole exception of the remedy set forth in the immediately preceding sentence, the P.C.s expressly waive, and agree not to make any claim for, any damages, direct or consequential, arising out of any failure to furnish any such services, any error or omission with respect thereto, or any delay or interruption of the same. In no event shall there by any adjustment to the fee payable hereunder if the P.C.s are in default under the Agreement at such time.

     (b) The P.C. may only terminate this Agreement upon a substantial, material and continued breach by the Company of its obligations to the P.C. hereunder (a "Material Breach"). A Material Breach shall only be deemed to have occurred under the following circumstances:

          (i) The P.C. shall deliver to the Company a written notice which notice shall provide in detail the alleged Material Breach.

          (ii) The Company shall have a period of 120 days in which to cure such alleged Material Breach. If after the expiration of such 120 day period the P.C. believes that such alleged Material Breach has not been cured, the P.C. shall send to the Company a further notice specifying in detail why it believes that the alleged Material Breach has not been cured.

          (iii) The Company shall then have a period of an additional 60 days in which to cure such alleged Material Breach.

          (iv) If after the expiration of such additional period, the P.C. shall continue to maintain such alleged Material Breach shall not have been cured, it shall send the Company a notice that it has elected to terminate this Agreement on account of such alleged Material Breach (a "PC Termination Notice").

          (v) If the Company shall dispute the PC Termination Notice then this Agreement shall not terminate unless and until a final determination by a court of competent jurisdiction has determined that such Material Breach has, in fact, occurred.

Notwithstanding anything to the contrary that may be contained herein, if a Material Breach shall have occurred with respect to a specific service to be rendered to the Company by the P.C.s hereunder, this Agreement shall only terminate with respect to such service in which event the Initial Fee or the New Fee, as the case may be, then in effect shall be proportionately reduced.

     23. ENTIRE AGREEMENT

     This Agreement sets forth the entire understanding between the parties hereto and supersedes all other prior agreements between the parties. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, that are not embodied in this Agreement, and that no other agreement, statement or promise not contained in this Agreement shall be valid or binding as between the P.C.s and the Company.

     24. ARBITRATION

     Any controversy or claim arising out of or relating to this contract, or the breach thereof shall be settled by three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any Court having jurisdiction thereof. Arbitration will be conducted in New York County, New York. This paragraph shall not apply to relief sought under Paragraphs 10, 20 or 22 of this Agreement nor shall it restrict the right of either party to institute proceeding to enable such party to obtain provisional injunctive relief during the pendency of an arbitration.

     25. COMPANY'S OPTION TO PURCHASE

     In the event that the State of New York in the future permits the corporate practice of medicine without need to resort to a Certificate of Need, or if, in the opinion of counsel to the Company, it otherwise becomes lawful in New York State for the Company to acquire and operate the medical practice of the P.C.s, the Company shall have the right to purchase the medical practice of the P.C.s and the P.C.s agree to sell the medical practice of the P.C.s to the Company. The purchase price shall be $100. In order to make meaningful the foregoing right, the P.C.s agree that any purchaser of the P.C.s or transferee or other recipient of shares thereof and any successor P.C.s and shareholders thereof shall be bound by the provisions of this Paragraph and no sale of the P.C.s or transfer of any shares of any P.C. shall be effective unless the purchaser or transferee acknowledges in writing his agreement to the provisions of this Paragraph.

     26. MODIFICATION

     This Agreement may not be orally changed or modified. All changes or modifications to this Agreement shall be in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

     27. WAIVER

     No delay or failure to exercise any remedy or right occurring upon any breach or default shall be construed as a waiver of such remedy or right, nor shall it affect any subsequent default of a same or different nature.

     28. ASSIGNMENT

     28.1 The P.C.s shall not assign this Agreement or any of their rights or obligations under this Agreement without the prior written consent of the Company. Any transfer of the profits, losses or cash flow of the P.C.s shall also constitute an assignment hereunder and constitute a material breach. The Company shall have a right to assign this Agreement in connection with a transfer of all or substantially all of the Company's business whether by sale, merger or otherwise.

     28.2 The P.C.s specifically agree that the Company shall have the right to perform the services to be provided hereunder through any parent, subsidiary, division or affiliate of the Company without consent from the P.C.s.

     29. SUCCESSORS AND ASSIGNS

     All of the provisions herein contained shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto to the same extent as if such successors and permitted assigns were in each case named as a party to this Agreement.

     30. EFFECT OF INVALIDITY

     Should any part of this Agreement for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid parties thereof eliminated.

     31. NOTICES

     Any notice or communications required or permitted hereunder shall be deemed to have been sufficiently given or served for all purposes if in writing and delivered personally to the party or to an officer of the party, or sent by registered or certified mail, postage and charges prepaid, return receipt requested to the parties' addresses as set forth below:

           To the P.C.s:    Northern Metropolitan Radiology Associates, P.C.
                            3630 Hill Boulevard
                            Jefferson Valley, New York 10535
                            Attn:  President

           To the Company:  Advanced Alliance Management Corp.
                            3630 Hill Boulevard
                            Jefferson Valley, New York 10535
                            Attn:  President

or such other address as may subsequently be provided to the other party in writing. Unless otherwise expressly set forth in this Agreement, any such notice shall be deemed to be given on the date on which the same was deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and sent as above.

     32. FURTHER ACTIONS

     At any time and from time to time, each party agrees, without further consideration, to take such actions and to execute and deliver such documents as may be necessary to effectuate the purposes of this Agreement.

     33. CAPTIONS

     The paragraph captions contained in this Agreement are inserted only as a matter of convenience and reference, and in no way define, limit or describe the scope of this Agreement, nor the intent of any provision thereof.

     34. NO PARTNERSHIP/JOINT VENTURE

     Nothing contained in this Agreement shall be deemed or construed as creating a partnership or joint venture between the Company and the P.C.s or between the Company and any other person, nor cause the Company or the P.C.s to be responsible in any way for debts or obligations of the other or any person whomsoever.

     35. COUNTERPARTS

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but which, taken together, shall constitute one Agreement.

     36. GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     37. JOINTLY AND SEVERAL LIABILITY

     The P.C.s understand, agree and acknowledge that they are jointly and severally liable for all of the obligations of any of the P.C.s hereunder.

     38. APPOINTMENT

     Each of the P.C.s hereby appoints NMRA as its agent to deal with the Company in connection with any of the rights of obligations of each such P.C. pursuant to this Agreement including, without limitation, agreeing to (i) an adjustment to



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

the Initial Fee or the New Fee, as the case may be, or (ii) any modifications, waivers or amendments to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                               NORTHERN METROPOLITAN
                               RADIOLOGY ASSOCIATES, P.C.

                               By: /s/ Marc Hertz
                                  -------------------------------------

                               NORTHERN METROPOLITAN
                               RADIOLOGY ASSOCIATES, P.A.,

                               By: /s/ Marc Hertz
                                  -------------------------------------

                               PERSONAL BREAST SERVICES AND
                               ULTRASOUND OF NORTHERN WESTCHESTER, P.C.

                               By: /s/ Marc Hertz
                                  -------------------------------------

                               NMRA OF CONNECTICUT, P.C.

                               By: /s/ Marc Hertz
                                  -------------------------------------

                               JEFFERSON VALLEY DIAGNOSTIC IMAGING, P.C.

                               By: /s/ Marc Hertz
                                  -------------------------------------

                               NORTHERN WESTCHESTER DIAGNOSTIC
                                   PARTNERS, P.C.

                               By: /s/ Marc Hertz
                                  -------------------------------------

                               ADVANCED ALLIANCE MANAGEMENT CORP.

                               By: /s/ Kenneth Schwartz
                                  -------------------------------------


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